As filed with the Securities and Exchange Commission on February 16, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 8, 2007

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(800) 299-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS.

Upon issuance of each of the Series F Preferred Stock and Series G Preferred Stock (each as defined in Item 5.03 below), the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) will be subject to certain restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series F Preferred Stock or Series G Preferred Stock, as applicable. “Junior Stock” means the Registrant’s common stock and any other class or series of stock of the Registrant now existing or hereafter authorized over which the Series F Preferred Stock or Series G Preferred Stock, as applicable, has preference or priority in the payment of dividends or distributions. The restrictions are set forth in the respective Certificates of Designations described in Item 5.03 below.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On February 15, 2007, the Registrant filed separate Certificates of Designations (the “Certificates of Designations”) with the Delaware Secretary of State for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of each of its Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value per share (the “Series F Preferred Stock”) and its Adjustable Rate Non-Cumulative Preferred Stock, Series G, $0.01 par value per share (the “Series G Preferred Stock”). Each of the Series F Preferred Stock and the Series G Preferred Stock has a liquidation preference of $100,000 per share. Copies of the Certificates of Designations are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

ITEM 8.01. OTHER ITEMS.

(a) By action dated February 8, 2007, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of $2,000,000,000 in aggregate principal amount of the Registrant’s Floating Rate Callable Senior Notes, due February 2010 (the “Notes”) to Banc of America Securities LLC, CastleOak Securities, L.P. and Samuel A. Ramirez & Company, Inc. (the “Underwriters”) and otherwise established the terms and conditions of the Notes and the sale thereof.

On February 8, 2007, the Registrant entered into an underwriting agreement with the Underwriters (the “Underwriting Agreement”) for the Notes. The terms of the offering of the Notes are described in the Registrant’s Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Global Prospectus Supplement dated February 8, 2007. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

(b) On February 16, 2007, the Registrant and BAC Capital Trust XIII, a statutory trust created under the laws of the State of Delaware (“Trust XIII”), closed the sale of $700,000,000 of Trust XIII’s Floating Rate Preferred Hybrid Income Term Securities, liquidation amount $1,000 per security (the “Floating Rate HITS”). The terms of the offering of the Floating Rate HITS are described in the Registrant’s Prospectus dated May 5, 2006 constituting a part of the Registration Statement, as supplemented by a Prospectus Supplement dated February 12, 2007. The following documents are being filed with this report on Form 8-K and shall be incorporated herein by reference: (i) Underwriting Agreement, dated February 12, 2007, with respect to the sale of the Floating Rate HITS; (ii) Amended and Restated Declaration of Trust of Trust XIII; (iii) Thirteenth Supplemental Indenture with respect to the Registrant’s Remarketable Floating Rate Junior Subordinated Notes due 2043 (“Floating Rate Notes”) issued in connection with the Floating Rate HITS; (iv) Stock Purchase Contract Agreement with respect to the Stock Purchase Contracts (“Trust XIII Stock Purchase Contracts”) for the purchase of the Series F Preferred Stock, issued in connection with the Floating Rate HITS; (vi) Form of Remarketable Floating Rate Junior Subordinated Note due 2043 of the Registrant issued in connection with the Floating Rate HITS; (vii) Collateral Agreement, dated as of February 16, 2007, with respect to Trust XIII; and (viii) HITS Guarantee Agreement, dated as of February 16, 2007 (“Trust XIII Guarantee”),with respect to Trust XIII.

Also on February 16, 2007, the Registrant and BAC Capital Trust XIV, a statutory trust created under the laws of the State of Delaware (“Trust XIV”), closed the sale of $850,000,000 of Trust XIV’s 5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities, liquidation amount $1,000 per security (the “Fixed to Floating Rate HITS”). The terms of the offering of the Fixed to Floating Rate HITS are described in the Registrant’s Prospectus dated May 5, 2006 constituting a part of the Registration Statement, as supplemented by a Prospectus Supplement dated February 12, 2007. The following documents are being filed with this report on Form 8-K and shall be incorporated herein by reference: (i) Underwriting Agreement, dated February 12, 2007, related to the sale of the Fixed to Floating Rate HITS; (ii) Amended and Restated Declaration of Trust of Trust XIV; (iii) Fourteenth Supplemental Indenture with respect to the Registrant’s Remarketable Fixed Rate Junior Subordinated Notes due 2043 (“Fixed Rate Notes”) issued in connection with the Fixed to Floating Rate HITS; (iv) Stock Purchase Contract Agreement with respect to the Stock Purchase Contracts (“Trust XIV Stock Purchase Contracts”) for the purchase of the Series G Preferred Stock, issued in connection with the Fixed to Floating Rate HITS; (vi) Form of Remarketable Fixed Rate Junior Subordinated Note due 2043 of the Registrant issued in connection with the Fixed to Floating Rate HITS; (vii) Collateral Agreement, dated as of February 16, 2007, with respect to Trust XIV; and (viii) HITS Guarantee Agreement, dated as of February 16, 2007 (“Trust XIV Guarantee”), with respect to Trust XIV.

Also on February 16, 2007, in connection with the closing of each of the offerings of the Floating Rate HITS and the Fixed to Floating Rate HITS, the Registrant entered into separate Replacement Capital Covenants (collectively, the “RCCs”), whereby the Registrant agreed for the benefit of holders of certain of its outstanding debt named in each such document (the “Covered Debt”) that it would not redeem or repurchase the respective Floating Rate HITS or Fixed to Floating Rate HITS or shares of the relevant preferred stock to be issued on the applicable stock purchase date in satisfaction of the respective Stock Purchase Contracts held by each of Trust XIII and Trust XIV, unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCCs. The initial Covered Debt for the RCC relating to Trust XIII is the Registrant’s 6 5/8% Junior Subordinated Notes due 2036 (Cusip No. 060505CG7) and the

initial Covered Debt for the RCC relating to Trust XIV is the Registrant’s 5 5/8% Junior Subordinated Notes due 2035 (Cusip No. 060505AZ7). Copies of the RCCs are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Each of the Notes, the Floating Rate Notes, the Fixed Rate Notes, the Trust XIII Stock Purchase Contracts, the Trust XIV Stock Purchase Contracts, the Floating Rate HITS, the Fixed to Floating Rate HITS, the Trust XIII Guarantee and the Trust XIV Guarantee were issued pursuant to the Registrant’s Registration Statement on Form S-3, Registration No. 333-133852 with respect to the Registrant, Registration No. 333-133852-08 with respect to BAC Capital Trust XIII and Registration No. 333-133852-07 with respect to BAC Capital Trust XIV (collectively, the “Registration Statement”), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated February 8, 2007, with respect to the offering of the Floating Rate Callable Senior Notes, due February 2010

1.2	Underwriting Agreement, dated February 12, 2007, with respect to the Floating Rate HITS

1.3	Underwriting Agreement, dated February 12, 2007, with respect to the Fixed to Floating Rate HITS

4.1	Certificate of Designations of the Registrant with respect to Floating Rate Non-Cumulative Preferred Stock, Series F, dated February 15, 2007

4.2	Certificate of Designations of the Registrant with respect to Adjustable Rate Non-Cumulative Preferred Stock, Series G, dated February 15, 2007

4.3	Form of the Floating Rate Callable Senior Notes, due February 2010

4.4	Amended and Restated Declaration of Trust of Trust XIII, dated February 16, 2007

4.5	Amended and Restated Declaration of Trust of Trust XIV, dated February 16, 2007

4.6	Thirteenth Supplemental Indenture, dated February 16, 2007, with respect to the Floating Rate Notes

4.7	Fourteenth Supplemental Indenture, dated February 16, 2007, with respect to the Fixed Rate Notes

4.8	Stock Purchase Contract Agreement, dated February 16, 2007, with respect to the Floating Rate HITS

4.9	Stock Purchase Contract Agreement, dated February 16, 2007, with respect to the Fixed to Floating Rate HITS

4.10	Form of Remarketable Floating Rate Junior Subordinated Note due 2043 of the Registrant (included in Exhibit 4.6)

4.11	Form of Remarketable Fixed Rate Junior Subordinated Note due 2043 of the Registrant (included in Exhibit 4.7)

4.12	HITS Guarantee Agreement, dated February 16, 2007, with respect to Trust XIII

4.13	HITS Guarantee Agreement, dated February 16, 2007, with respect to Trust XIV

5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Callable Senior Notes, due February 2010

5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Notes, Trust XIII Guarantee and Series F Preferred Stock

5.3	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Fixed Rate Notes, Trust XIV Guarantee and Series G Preferred Stock

8.1	Tax Opinion of Morrison & Foerster LLP regarding the Floating Rate HITS

8.2	Tax Opinion of Morrison & Foerster LLP regarding the Fixed to Floating Rate HITS

10.1	Collateral Agreement, dated as of February 16, 2007, with respect to Trust XIII

10.2	Collateral Agreement, dated as of February 16, 2007, with respect to Trust XIV

99.1	Replacement Capital Covenant, dated as of February 16, 2007, with respect to the Floating Rate HITS

99.2	Replacement Capital Covenant, dated as of February 16, 2007, with respect to the Fixed to Floating Rate HITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ TERESA M. BRENNER
TERESA M. BRENNER
Associate General Counsel

Dated: February 16, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated February 8, 2007, with respect to the offering of the Floating Rate Callable Senior Notes, due February 2010

1.2	Underwriting Agreement, dated February 12, 2007, with respect to the Floating Rate HITS

1.3	Underwriting Agreement, dated February 12, 2007, with respect to the Fixed to Floating Rate HITS

4.1	Certificate of Designations of the Registrant with respect to Floating Rate Non-Cumulative Preferred Stock, Series F, dated February 15, 2007

4.2	Certificate of Designations of the Registrant with respect to Adjustable Rate Non-Cumulative Preferred Stock, Series G, dated February 15, 2007

4.3	Form of the Floating Rate Callable Senior Notes, due February 2010

4.4	Amended and Restated Declaration of Trust of Trust XIII, dated February 16, 2007

4.5	Amended and Restated Declaration of Trust of Trust XIV, dated February 16, 2007

4.6	Thirteenth Supplemental Indenture, dated February 16, 2007, with respect to the Floating Rate Notes

4.7	Fourteenth Supplemental Indenture, dated February 16, 2007, with respect to the Fixed Rate Notes

4.8	Stock Purchase Contract Agreement, dated February 16, 2007, with respect to the Floating Rate HITS

4.9	Stock Purchase Contract Agreement, dated February 16, 2007, with respect to the Fixed to Floating Rate HITS

4.10	Form of Remarketable Floating Rate Junior Subordinated Note due 2043 of the Registrant (included in Exhibit 4.6)

4.11	Form of Remarketable Fixed Rate Junior Subordinated Note due 2043 of the Registrant (included in Exhibit 4.7)

4.12	HITS Guarantee Agreement, dated February 16, 2007, with respect to Trust XIII

4.13	HITS Guarantee Agreement, dated February 16, 2007, with respect to Trust XIV

5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Callable Senior Notes, due February 2010

5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Notes, Trust XIII Guarantee and Series F Preferred Stock

5.3	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Fixed Rate Notes, Trust XIV Guarantee and Series G Preferred Stock

8.1	Tax Opinion of Morrison & Foerster LLP regarding the Floating Rate HITS

8.2	Tax Opinion of Morrison & Foerster LLP regarding the Fixed to Floating Rate HITS

10.1	Collateral Agreement, dated as of February 16, 2007, with respect to Trust XIII

10.2	Collateral Agreement, dated as of February 16, 2007, with respect to Trust XIV

99.1	Replacement Capital Covenant, dated as of February 16, 2007, with respect to the Floating Rate HITS

99.2	Replacement Capital Covenant, dated as of February 16, 2007, with respect to the Fixed to Floating Rate HITS